Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
June 30, 2015

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Geographic Diversification

Consolidated Properties

As of June 30, 2015
State	# of Centers	GLA	% of GLA
South Carolina	5	1,593,898	14%
New York	2	1,478,808	13%
Pennsylvania	3	874,460	8%
Georgia	2	692,478	6%
Texas	2	619,621	5%
Connecticut	2	601,542	3%
Delaware	1	565,707	5%
Alabama	1	557,014	5%
North Carolina	3	505,123	4%
New Jersey	1	489,706	4%
Tennessee	1	448,335	4%
Michigan	2	432,459	4%
Ohio	1	411,776	4%
Missouri	1	329,861	3%
Utah	1	319,661	3%
Louisiana	1	318,666	3%
Iowa	1	276,230	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Maine	2	76,356	1%
Total	37	11,656,855	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Glendale, AZ	1	410,664	58.00%
Charlotte, NC	1	397,837	50.00%
Savannah, GA	1	377,301	50.00%
Texas City, TX	1	352,705	50.00%
National Harbor, MD	1	338,786	50.00%
Cookstown, ON	1	308,803	50.00%
Ottawa, ON (1)	1	284,218	50.00%
Bromont, QC	1	161,449	50.00%
Saint-Sauveur, QC	1	115,717	50.00%
Total	9	2,747,480

(1)	Excludes square feet to be completed and turned over to a magnet tenant at a later date.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 6/30/15	% Occupied 6/30/15		% Occupied 3/31/15	% Occupied 12/31/14	% Occupied 9/30/14	% Occupied 6/30/14
Deer Park, NY	749,074	94%		94%	95%	95%	94%
Riverhead, NY	729,734	97%		97%	99%	98%	99%
Rehoboth Beach, DE	565,707	99%		98%	98%	98%	100%
Foley, AL	557,014	96%		96%	96%	96%	98%
Atlantic City, NJ	489,706	95%		94%	94%	90%	93%
Sevierville, TN	448,335	100%		99%	100%	100%	100%
San Marcos, TX	441,821	95%		97%	99%	99%	100%
Myrtle Beach Hwy 501, SC	425,247	98%		96%	96%	98%	98%
Jeffersonville, OH	411,776	97%		98%	98%	97%	97%
Myrtle Beach Hwy 17, SC	402,791	100%		100%	100%	100%	100%
Charleston, SC	382,117	99%		99%	99%	99%	99%
Pittsburgh, PA	372,958	99%		99%	100%	100%	100%
Commerce II, GA	371,408	96%		92%	99%	99%	100%
Branson, MO	329,861	99%		98%	100%	100%	100%
Locust Grove, GA	321,070	99%		100%	100%	100%	99%
Howell, MI	319,889	93%		93%	98%	98%	98%
Park City, UT	319,661	99%		99%	99%	100%	99%
Mebane, NC	318,910	100%		97%	100%	99%	100%
Gonzales, LA	318,666	100%		100%	100%	100%	97%
Foxwoods, CT	311,644	91%		N/A	N/A	N/A	N/A
Westbrook, CT	289,898	95%		95%	96%	95%	97%
Williamsburg, IA	276,230	97%		99%	100%	100%	100%
Lancaster, PA	254,002	99%		99%	100%	100%	100%
Tuscola, IL	250,439	88%		85%	87%	87%	90%
Hershey, PA	247,500	95%		100%	100%	100%	100%
Tilton, NH	245,698	96%		96%	99%	98%	96%
Hilton Head II, SC	206,544	95%		95%	100%	100%	100%
Fort Myers, FL	198,877	91%		93%	91%	90%	90%
Ocean City, MD	198,840	99%		97%	98%	99%	99%
Terrell, TX	177,800	95%		96%	99%	100%	93%
Hilton Head I, SC	177,199	100%		100%	100%	99%	99%
Barstow, CA	171,300	100%		100%	100%	100%	100%
West Branch, MI	112,570	88%		88%	94%	94%	94%
Blowing Rock, NC	104,052	97%		97%	100%	97%	100%
Nags Head, NC	82,161	100%		94%	100%	100%	100%
Kittery I, ME	51,737	100%		100%	100%	93%	100%
Kittery II, ME	24,619	92%		100%	100%	100%	100%
Lincoln City, OR (2)	N/A	N/A		N/A	N/A	98%	100%
Total	11,656,855	97%	(1)	97%	98%	98%	98%

(1)	Excludes the occupancy rate at our Foxwoods, CT center which opened during the second quarter of 2015 and had not yet stabilized.

(2)	Sold center in December 2014.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Unconsolidated joint venture properties
Location	Total GLA 6/30/15	% Occupied 6/30/15	% Occupied 3/31/15	% Occupied 12/31/14	% Occupied 9/30/14	% Occupied 6/30/14
Glendale, AZ	410,664	99%	99%	97%	100%	99%
Charlotte, NC (1)	397,837	99%	98%	99%	99%	N/A
Savannah, GA (2)	377,301	96%	N/A	N/A	N/A	N/A
Texas City, TX	352,705	100%	98%	100%	100%	99%
National Harbor, MD	338,786	99%	97%	100%	100%	97%
Cookstown, ON	308,803	93%	96%	96%	95%	98%
Ottawa, ON (3) (4)	284,218	95%	92%	95%	N/A	N/A
Bromont, QC	161,449	74%	73%	81%	81%	81%
Saint-Sauveur, QC	115,717	97%	92%	100%	100%	100%
Wisconsin Dells, WI (5)	—	N/A	N/A	100%	100%	100%
Total	2,747,480	96%	95%	97%	98%	97%

(1)	Center opened in July 2014.

(2)	Center opened in April 2015.

(3)	Excludes square feet to be completed and turned over to a magnet tenant at a later date.

(4)	Center opened in October 2014.

(5)	Sold our equity interest in center in February 2015.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Portfolio Occupancy at the End of Each Period (1)

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Average Tenant Sales Per Square Foot by Outlet Center Ranking As of June 30, 2015(1)

	12 Months	Period End	Sq Ft	% of	% of Portfolio
Ranking (2)	SPSF	Occupancy %	(in thousands)	Square Feet	NOI (3)
Consolidated Centers
Centers 1 - 5	$542	97%	2,181	19%	25%
Centers 6 - 10	$446	99%	1,730	15%	19%
Centers 11 - 15	$406	97%	1,954	17%	18%
Centers 16 - 20	$356	98%	1,579	14%	13%
Centers 21 - 25	$321	96%	1,571	14%	12%
Centers 26 - 30	$295	97%	979	9%	6%
Centers 31 - 36	$263	94%	1,353	12%	7%

	Cumulative	Cumulative	Cumulative	Cumulative	Cumulative
	12 Months	Period End	Sq Ft	% of	% of Portfolio
Ranking (2)	SPSF	Occupancy %	(in thousands)	Square Feet	NOI (3)
Consolidated Centers
Centers 1 - 5	$542	97%	2,181	19%	25%
Centers 1 - 10	$495	98%	3,910	34%	44%
Centers 1 - 15	$464	98%	5,864	52%	62%
Centers 1 - 20	$440	98%	7,442	66%	75%
Centers 1 - 25	$419	97%	9,014	79%	87%
Centers 1 - 30	$407	97%	9,993	88%	93%
Centers 1 - 36	$390	97%	11,345	100%	100%

Unconsolidated centers (4)	$409	99%	1,102	n/a	n/a

(1)
Sales are based on reports by retailers leasing outlet center stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on all tenants which report sales, regardless of the size of their stores. Centers are ranked by sales per square foot as of June 30, 2015.

(2)	Outlet centers included in each ranking group (in alphabetical order) are as follows :
Centers 1 - 5: Barstow, CA; Deer Park, NY; Nags Head, NC; Riverhead, NY; Sevierville, TN
Centers 6 - 10: Branson, MO; Hilton Head I, SC; Lancaster, PA; Myrtle Beach 17, SC; Rehoboth Beach, DE
Centers 11 - 15: Atlantic City, NJ; Charleston, SC; Locust Grove, GA; Mebane, NC; San Marcos, TX
Centers 16 - 20: Gonzales, LA; Hershey, PA; Howell, MI; Park City, UT; Pittsburgh, PA
Centers 21 - 25: Commerce II, GA; Foley, AL; Hilton Head II, SC; Jeffersonville, OH; Kittery II, ME
Centers 26 - 30: Blowing Rock, NC; Kittery I, ME; Myrtle Beach 501, SC; Ocean City, MD; Sanibel, FL
Centers 31 - 36: Terrell, TX; Tilton, NH; Tuscola; IL; West Branch, MI; Westbrook, CT; Williamsburg, IA
Excludes outlet centers not open for 12 full calendar months.

(3)
% of Portfolio NOI is based on the company’s forecast of 2015 property level net operating income which is defined as total operating revenues less property operating expenses and excludes termination fees and non-cash adjustments including straight-line rent, net above and below market rent amortization and gains or losses on sale of outparcels. The Company’s forecast is based on management’s estimates as of June 30, 2015 and may be considered a forward-looking statement which is subject to risks and uncertainties. Actual results could differ materially from those projected due to various factors including, but not limited to, the risks associated with general economic and real estate conditions.  For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(4)	Includes domestic outlet centers open 12 full calendar months (Glendale, AZ; National Harbor, MD; Texas City, TX).

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Major Tenants (1)

Ten Largest Tenants as of June 30, 2015
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	84	896,950	7.7%
Ascena Retail Group, Inc.	86	506,254	4.3%
PVH Corp.	84	444,056	3.8%
Nike, Inc.	35	386,719	3.3%
V. F. Corporation	44	376,541	3.2%
Ralph Lauren Corporation	37	344,232	3.0%
ANN Inc.	50	336,229	2.9%
G-III Apparel Group, Ltd.	68	325,625	2.8%
Adidas AG	43	287,422	2.5%
Carter's, Inc.	60	275,811	2.4%
Total of All Listed Above	591	4,179,839	35.9%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Lease Expirations as of June 30, 2015

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Leasing Activity (1)

	3/31/2015	6/30/2015	9/30/2015	12/31/2015	Year to Date	Prior Year to Date (2)
Re-tenanted Space (3):
Number of leases	71	27			98	109
Gross leasable area	269,289	99,409			368,698	375,013
New initial base rent per square foot	$28.19	$29.28			$28.49	$29.57
Prior expiring base rent per square foot	$24.87	$23.34			$24.46	$24.05
Percent increase	13.4%	25.4%			16.5%	23.0%

New straight line base rent per square foot	$31.73	$33.08			$32.10	$32.50
Prior straight line base rent per square foot	$24.65	$22.73			$24.13	$23.80
Percent increase	28.8%	45.5%			33.0%	36.6%

Renewed Space:
Number of leases	181	44			225	203
Gross leasable area	868,786	190,772			1,059,558	978,148
New initial base rent per square foot	$24.68	$26.07			$24.93	$22.33
Prior expiring base rent per square foot	$22.07	$22.46			$22.14	$20.18
Percent increase	11.8%	16.1%			12.6%	10.6%

New straight line base rent per square foot	$26.28	$27.24			$26.46	$23.30
Prior straight line base rent per square foot	$21.45	$21.84			$21.52	$19.72
Percent increase	22.5%	24.7%			22.9%	18.1%

Total Re-tenanted and Renewed Space (3):
Number of leases	252	71			323	312
Gross leasable area	1,138,075	290,181			1,428,256	1,353,161
New initial base rent per square foot	$25.51	$27.17			$25.85	$24.34
Prior expiring base rent per square foot	$22.73	$22.76			$22.74	$21.25
Percent increase	12.2%	19.4%			13.7%	14.5%

New straight line base rent per square foot	$27.57	$29.24			$27.92	$25.85
Prior straight line base rent per square foot	$22.21	$22.15			$22.19	$20.85
Percent increase	24.1%	32.0%			25.8%	24.0%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

(2)	Excludes the Lincoln City, Oregon outlet center which was sold in December 2014.

(3)
Includes two magnet tenant leases executed during the first quarter of 2015 totaling 30,000 square feet. Excluding these two leases, which represent 8% of the total square feet re-tenanted as of June 30, 2015, the year to date leasing statistics for 2015 would have been as follows:

a.	Re-tenanted space: new initial base rent of $29.57 psf, an 20.5% increase over prior expiring initial base rent of $24.53 psf.

b.	Re-tenanted space: new straight line rent of $33.38 psf, a 36.9% increase over prior straight line rent of $24.39 psf.

c.	Total re-tenanted and renewed space: new initial base rent of $26.05 psf, a 14.7% increase over prior expiring initial base rent of $22.72 psf.

d.	Total re-tenanted and renewed space: new straight line rent of $28.13 psf, a 26.6% increase over prior straight line rent of $22.21 psf.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Consolidated Balance Sheets (dollars in thousands)

	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
ASSETS
Rental property
Land	$217,994	$217,994	$217,994	$230,415	$230,415
Buildings, improvements and fixtures	2,078,946	1,950,092	1,947,083	2,043,583	2,029,321
Construction in progress	95,167	154,328	98,526	75,000	37,553
	2,392,107	2,322,414	2,263,603	2,348,998	2,297,289
Accumulated depreciation	(699,836)	(680,739)	(662,236)	(708,515)	(691,339)
Total rental property, net	1,692,271	1,641,675	1,601,367	1,640,483	1,605,950
Cash and cash equivalents	16,949	14,661	16,875	10,824	13,240
Rental property held for sale (a)	46,862	46,530	46,005	—	—
Investments in unconsolidated joint ventures	212,939	205,083	208,050	249,659	210,131
Deferred lease costs and other intangibles, net	133,909	137,478	140,883	146,642	151,738
Deferred debt origination costs, net	11,417	11,606	12,126	9,794	9,652
Prepaids and other assets	74,393	71,924	72,354	82,715	77,905
Total assets	$2,188,740	$2,128,957	$2,097,660	$2,140,117	$2,068,616
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$793,910	$793,741	$793,574	$794,729	$794,567
Unsecured term loans, net of discounts	267,338	267,298	267,259	267,219	267,180
Mortgages payable, including premiums	276,942	285,068	271,361	247,240	248,336
Unsecured lines of credit	176,300	115,700	111,000	139,800	91,200
Total debt	1,514,490	1,461,807	1,443,194	1,448,988	1,401,283
Accounts payable and accruals	83,787	80,835	69,558	79,227	54,763
Deferred financing obligation	28,388	28,388	28,388	28,388	28,388
Other liabilities	30,639	31,076	32,634	29,300	30,024
Total liabilities	1,657,304	1,602,106	1,573,774	1,585,903	1,514,458
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	958	958	955	959	959
Paid in capital	798,587	794,652	791,566	801,363	797,286
Accumulated distributions in excess of net income	(272,948)	(270,124)	(281,679)	(276,218)	(276,224)
Accumulated other comprehensive loss	(22,470)	(25,755)	(14,023)	(7,382)	(3,265)
Equity attributable to Tanger Factory Outlet Centers, Inc.	504,127	499,731	496,819	518,722	518,756
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	26,712	26,481	26,417	27,595	27,602
Noncontrolling interest in other consolidated partnerships	597	639	650	7,897	7,800
Total equity	531,436	526,851	523,886	554,214	554,158
Total liabilities and equity	$2,188,740	$2,128,957	$2,097,660	$2,140,117	$2,068,616

a.	Subsequent to June 30, 2015, the Company concluded that the sale of these assets was no longer probable.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
REVENUES
Base rentals	$72,329	$67,629	$69,732	$69,612	$68,160	$139,958	$135,136
Percentage rentals	2,042	2,229	3,675	2,634	1,915	4,271	3,998
Expense reimbursements	29,909	33,364	32,075	29,463	29,452	63,273	60,994
Management, leasing and other services	1,727	1,283	1,043	1,225	758	3,010	1,324
Other income	1,729	1,421	1,849	2,255	1,927	3,150	3,543
Total revenues	107,736	105,926	108,374	105,189	102,212	213,662	204,995
EXPENSES
Property operating	34,958	37,732	34,968	32,798	33,629	72,690	69,656
General and administrative	11,612	11,305	11,652	11,334	10,761	22,917	21,483
Acquisition costs	—	—	—	—	—	—	7
Abandoned pre-development costs	—	—	769	—	—	—	1,596
Depreciation and amortization	24,272	23,989	25,398	25,774	25,197	48,261	51,260
Total expenses	70,842	73,026	72,787	69,906	69,587	143,868	144,002
Operating income	36,894	32,900	35,587	35,283	32,625	69,794	60,993

OTHER INCOME/(EXPENSE)
Interest expense	(13,088)	(13,089)	(14,527)	(13,902)	(14,582)	(26,177)	(29,502)
Loss on early extinguishment of debt	—	—	(13,140)	—	—	—	—
Gain on sale of assets and interests in unconsolidated entities	—	13,726	7,513	—	—	13,726	—
Other nonoperating income (expense)	(493)	306	234	437	64	(187)	123
Income before equity in earnings of unconsolidated joint ventures	23,313	33,843	15,667	21,818	18,107	57,156	31,614
Equity in earnings of unconsolidated joint ventures	2,046	2,543	2,853	2,479	1,788	4,589	3,721
Net income	25,359	36,386	18,520	24,297	19,895	61,745	35,335
Noncontrolling interests in Operating Partnership	(1,313)	(1,855)	(954)	(1,252)	(1,028)	(3,168)	(1,831)
Noncontrolling interests in other consolidated partnerships	435	(19)	(24)	(42)	(17)	416	(38)
Net income attributable to Tanger Factory Outlet Centers, Inc.	24,481	34,512	17,542	23,003	18,850	58,993	33,466
Allocation to participating securities	(308)	(408)	(481)	(481)	(481)	(716)	(910)
Net income available to common shareholders	$24,173	$34,104	$17,061	$22,522	$18,369	$58,277	$32,556
Basic earnings per common share
Net income	$0.26	$0.36	$0.18	$0.24	$0.20	$0.62	$0.35
Diluted earnings per common share
Net income	$0.26	$0.36	$0.18	$0.24	$0.20	$0.62	$0.35
Weighted average common shares
Basic	94,741	94,536	93,851	93,834	93,800	94,639	93,690
Diluted	94,794	94,697	93,922	93,902	93,874	94,705	93,762

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Funds from operations:
Net income	$25,359	$36,386	$18,520	$24,297	$19,895	$61,745	$35,335
Adjusted for -
Depreciation and amortization of real estate assets - consolidated properties	23,919	23,637	25,052	25,425	24,782	47,556	50,484
Depreciation and amortization of real estate assets - unconsolidated joint ventures	5,038	4,076	4,164	3,040	2,403	9,114	5,008
Gain on sale of assets and interests in unconsolidated entities	—	(13,726)	(7,513)	—	—	(13,726)	—
Funds from operations	54,316	50,373	40,223	52,762	47,080	104,689	90,827
FFO attributable to noncontrolling interests in other consolidated partnerships	412	(42)	(46)	(62)	(37)	370	(77)
Allocation to participating securities	(583)	(560)	(795)	(1,045)	(949)	(1,143)	(1,813)
Funds from operations available to common shareholders	$54,145	$49,771	$39,382	$51,655	$46,094	$103,916	$88,937
Funds from operations per share	$0.54	$0.50	$0.40	$0.52	$0.47	$1.04	$0.90
Funds available for distribution to common shareholders:
Funds from operations	$54,145	$49,771	$39,382	$51,655	$46,094	$103,916	$88,937
Adjusted for -
Corporate depreciation excluded above	353	352	346	349	415	705	776
Amortization of finance costs	603	599	728	547	554	1,202	1,107
Amortization of net debt discount (premium)	(88)	14	(328)	(92)	(92)	(74)	(181)
Amortization of share-based compensation	3,953	3,613	3,817	3,813	3,772	7,566	7,121
Straight line rent adjustment	(1,549)	(1,269)	(1,047)	(1,666)	(1,522)	(2,818)	(3,361)
Market rent adjustment	383	916	961	734	845	1,299	1,514
2nd generation tenant allowances	(4,128)	(956)	(6,718)	(2,570)	(2,876)	(5,084)	(6,254)
Capital improvements	(4,558)	(2,738)	(7,668)	(12,701)	(12,341)	(7,296)	(16,550)
Adjustments from unconsolidated joint ventures	(399)	(479)	(940)	(286)	(39)	(878)	(257)
Funds available for distribution	$48,715	$49,823	$28,533	$39,783	$34,810	$98,538	$72,852
Funds available for distribution per share	$0.49	$0.50	$0.29	$0.40	$0.35	$0.99	$0.74
Dividends paid per share	$0.285	$0.240	$0.240	$0.240	$0.240	$0.525	$0.465
FFO payout ratio	53%	48%	60%	46%	51%	50%	52%
FAD payout ratio	58%	48%	83%	60%	69%	53%	63%
Diluted weighted average common shs.	99,873	99,775	99,023	99,003	98,989	99,783	98,890

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Unconsolidated Joint Venture Information

The following table details certain information as of June 30, 2015, except for Net Operating Income ("NOI") which is for the six months ended June 30, 2015, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (1)	Charlotte, NC	50.0%	397,837	$44.4	$3.4	$45.0

Columbus (2)	Columbus, OH	50.0%	—	8.3	—	—

Galveston/Houston	Texas City, TX	50.0%	352,705	32.4	2.2	32.5

National Harbor	National Harbor, MD	50.0%	338,786	52.3	2.7	41.9

RioCan Canada (3)	Various	50.0%	870,187	150.5	3.2	7.2

Savannah (4) (5)	Savannah, GA	50.0%	377,301	97.4	1.3	35.0

Westgate	Glendale, AZ	58.0%	410,664	49.8	2.8	36.0

Wisconsin Dells (6)	Wisconsin Dells, WI	50.0%	N/A	—	0.3	—

Total				$435.1	$15.9	$197.6

(1)	Center opened on July 31, 2014.

(2)	Center is currently under construction.

(3)
Includes a 161,449 square foot center in Bromont, Quebec, a 308,803 square foot center in Cookstown, Ontario, a 284,218 square foot center in Ottawa, Ontario (which opened on October 17, 2014), a 115,717 square foot center in Saint-Sauveur, Quebec, as well as due diligence costs for additional potential sites in Canada.

(4)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership column, which states our legal interest in this venture. Our economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

(5)	Center opened on April 16, 2015.

(6)	In February 2015, we closed on the sale of our equity interest in the joint venture in Wisconsin Dells.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Non-GAAP Pro Rata Balance Sheet and Income Statement
The following pro rata information is not, and is not intended to be, a presentation in accordance with GAAP. The pro rata balance sheet and income statement data reflect our proportionate economic ownership of each asset in our portfolio that we do not wholly own. These assets may be found in the table above entitled, “Unconsolidated Joint Venture Information.” The amounts shown in the column labeled “Consolidated” were prepared on a basis consistent with the Company’s consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable. The amounts in the column labeled “Pro Rata Portion Unconsolidated Joint Ventures” were derived on a property-by-property basis by applying to each financial statement line item the ownership percentage interest used to arrive at our share of net income or loss during the period when applying the equity method of accounting. A similar calculation was performed for the amounts in the column labeled “Pro Rata Portion Noncontrolling interests.”
We do not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent our legal claim to such items. The operating agreements of the unconsolidated joint ventures generally provide that partners may receive cash distributions (1) quarterly, to the extent there is available cash from operations, (2) upon a capital event, such as a refinancing or sale or (3) upon liquidation of the venture. The amount of cash each partner receives is based upon specific provisions of each operating agreement and vary depending on factors including the amount of capital contributed by each partner and whether any contributions are entitled to priority distributions. Upon liquidation of the joint venture and after all liabilities, priority distributions and initial equity contributions have been repaid, the partners generally would be entitled to any residual cash remaining based on the legal ownership percentage shown in the table above entitled “Unconsolidated Joint Venture Information”.

We provide pro rata balance sheet and income statement information because we believe it assists investors and analysts in estimating our economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of pro rata financial statements has limitations as an analytical tool. Some of these limitations include:

•The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and
•Other companies in our industry may calculate their pro rata interest differently than we do, limiting the usefulness as a comparative measure.
Because of these limitations, the pro rata balance sheet and income statement should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, We compensate for these limitations by relying primarily on our GAAP results and using the pro rata balance sheet and income statement only supplementally.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Non-GAAP Pro Rata Balance Sheet as of June 30, 2015 (dollars in thousands)

		Non-GAAP Pro Rata Adjustments
	Consolidated	Pro Rata Portion Noncontrolling Interests	Pro Rata Portion Unconsolidated Joint Ventures	Non-GAAP Pro Rata Balance Sheet
ASSETS
Rental property
Land	$217,994	$—	$57,044	$275,038
Buildings, improvements and fixtures	2,078,946	(160)	342,932	2,421,718
Construction in progress	95,167	—	13,815	108,982
	2,392,107	(160)	413,791	2,805,738
Accumulated depreciation	(699,836)	—	(24,092)	(723,928)
Total rental property, net	1,692,271	(160)	389,699	2,081,810
Cash and cash equivalents	16,949	—	25,041	41,990
Rental property held for sale	46,862	—	—	46,862
Investments in unconsolidated joint ventures	212,939	19	(212,958)	—
Deferred lease costs and other intangibles, net	133,909	—	10,926	144,835
Deferred debt origination costs, net	11,417	—	2,783	14,200
Prepaids and other assets	74,393	—	4,000	78,393
Total assets	$2,188,740	$(141)	$219,491	$2,408,090
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$793,910	$—	$—	$793,910
Unsecured term loans, net of discounts	267,338	—	—	267,338
Mortgages payable, including premiums	276,942	—	197,598	474,540
Unsecured lines of credit	176,300	—	—	176,300
Total debt	1,514,490	—	197,598	1,712,088
Accounts payable and accruals	83,787	—	22,929	106,716
Deferred financing obligation	28,388	—	—	28,388
Other liabilities	30,639	—	(1,036)	29,603
Total liabilities	1,657,304	—	219,491	1,876,795
Commitments and contingencies	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	958	—	—	958
Paid in capital	798,587	—	—	798,587
Accumulated distributions in excess of net income	(272,948)	456	—	(272,492)
Accumulated other comprehensive income	(22,470)	—	—	(22,470)
Equity attributable to Tanger Factory Outlet Centers, Inc.	504,127	456	—	504,583
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	26,712	—	—	26,712
Noncontrolling interest in other consolidated partnerships	597	(597)	—	—
Total equity	531,436	(141)	—	531,295
Total liabilities and equity	$2,188,740	$(141)	$219,491	$2,408,090

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Non-GAAP Pro Rata Statement of Operations year to date June 30, 2015 (dollars in thousands)

		Non-GAAP Pro Rata Adjustments
	Consolidated	Pro Rata Portion Noncontrolling Interests	Pro Rata Portion Unconsolidated Joint Ventures	Non-GAAP Pro Rata Statement of Operations
REVENUES
Base rentals	$139,958	$(6)	$17,236	$157,188
Percentage rentals	4,271	—	768	5,039
Expense reimbursements	63,273	(3)	9,127	72,397
Management, leasing and other services	3,010	—	—	3,010
Other income	3,150	—	656	3,806
Total revenues	213,662	(9)	27,787	241,440
EXPENSES
Property operating	72,690	(2)	11,687	84,375
General and administrative	22,917	—	160	23,077
Acquisition costs	—	—	—	—
Abandoned pre-development costs	—	—	—	—
Depreciation and amortization	48,261	(3)	9,073	57,331
Total expenses	143,868	(5)	20,920	164,783
Operating income	69,794	(4)	6,867	76,657

OTHER INCOME/(EXPENSE)
Interest expense	(26,177)	3	(2,324)	(28,498)
Gain on sale of assets and interests in unconsolidated entities	13,726	—		13,726
Other nonoperating income (expense)	(187)	456	7	276
Income before equity in earnings of unconsolidated joint ventures	57,156	455	4,550	62,161
Equity in earnings of unconsolidated joint ventures	4,589	(39)	(4,550)	—
Net income	61,745	416	—	62,161
Noncontrolling interests in Operating Partnership	(3,168)	—	—	(3,168)
Noncontrolling interests in other consolidated partnerships	416	(416)	—	—
Net income attributable to Tanger Factory Outlet Centers, Inc.	58,993	—	—	58,993
Allocation to participating securities	(716)	—	—	(716)
Net income available to common shareholders	$58,277	$—	$—	$58,277

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

External Growth Pipeline Summary As of June 30, 2015

Project/Market	Projected Opening	Approx Size in Sq Ft (000s)	Est Total Net Cost (millions)	Cost to Date (millions)	Tanger Ownership Percentage	Est Total Construction Loan (millions)	Amount Drawn (millions)	Est Future Tanger Capital Requirement (millions)	Projected Stabilized Yield (1)

Under construction:
New Developments
Grand Rapids, MI	07/31/15	350	$80.5	$48.0	100%	$—	$—	$32.5	11.5% - 12.5%
Southaven, MS (Memphis) (2,3)	Nov 2015	320	68.2	27.3	50%	60.0	—	—	9.5% - 10.5%
Columbus, OH (4)	2Q16	355	94.9	13.9	50%	—	—	40.5	10.0% - 11.0%
Total New Developments		1,025	$243.6	$89.2		$60.0	$—	$73.0	10.9%

Expansions -
None
Total Expansions		—	$—	$—		$—	$—	$—	—%

Total Under Construction		1,025	$243.6	$89.2		$60.0	$—	$73.0	10.9%

Pre-development:
None

(1)
While actual yields for individual projects may vary, the company's current targeted stabilized yield on estimated total net cost for development projects is 9% - 11% in the United States and 7% - 9% in Canada. Weighted average projected stabilized yields for projects under construction are calculated using the midpoint of the projected stabilized yield disclosed for each project, or the midpoint of the company's targeted stabilized yield for projects labeled TBD.

(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership Percentage column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from the gain or losses of asset sales.

(3)			Joint venture is consolidated for financial reporting purposes.
(4)			Partners currently plan to initially fund the project with equity, but may secure mortgage financing upon stabilization.
The company's estimates, projections and judgments with respect to projected opening date, approximate size, estimated total net cost, Tanger ownership percentage, estimated total construction loan, estimated future Tanger capital requirement and projected stabilized yield for new development and expansion projects are subject to adjustment prior to and during the development process. Estimated total net cost shown net of outparcel sales and public financing. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2015
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$176,300	LIBOR + 1.00%		10/24/2017
2020 Senior unsecured notes	300,000	6.125%	6.219%	6/1/2020
2023 Senior unsecured notes	250,000	3.875%	4.076%	12/1/2023
2024 Senior unsecured notes	250,000	3.75%	3.819%	12/1/2024
Unsecured term loan (2)	250,000	LIBOR + 1.05%		2/23/2019
Unsecured term note	7,500	LIBOR + 1.30%		8/28/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(6,252)
Total unsecured debt	$1,237,548
Secured mortgage debt:
Atlantic City, NJ (including premium of $3,494) (3)	$48,167	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Deer Park, NY (net of discount of $1,003) (4)	148,997	LIBOR + 1.50%	2.80%	8/30/2018
Foxwoods, CT (5)	62,092	LIBOR + 1.65%		12/5/2017
Ocean City, MD (including premium of $51) (3), (6)	17,686	5.24%	4.68%	1/6/2016
Southhaven, MS (7)	—	LIBOR + 1.75%		4/29/2018
Total secured mortgage debt	$276,942
Tanger's share of unconsolidated JV debt:
Charlotte (8)	$45,000	LIBOR + 1.45%		11/24/2018
Galveston/Houston (9)	32,500	LIBOR + 1.50%		7/01/2017
National Harbor (10)	41,850	LIBOR + 1.65%		11/13/19
RioCan Canada (including premium of $380) (11)	7,220	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Savannah (12)	35,068	LIBOR + 1.65%		5/21/2017
Westgate (13)	35,960	LIBOR + 1.75%		6/27/2017
Total Tanger's share of unconsolidated JV debt	$197,598

(1)
The company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on October 24, 2017 with the option to further extend the maturity for one additional year. Facility fees of 15 basis points annually are charged in arrears based on the full amount of the commitment.

(2)	On July 2, 2014, the credit agreement for the unsecured term loan due February 23, 2019 was amended and restated to change the interest rate from LIBOR + 1.60% to LIBOR + 1.05%.

(3)	Represents mortgages assumed in the acquisitions of various properties.

(4)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a five year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements that fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80% through August 14, 2018.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

(5)	In December 2014, the joint venture closed on a mortgage loan with the ability to borrow up to $70.3 million. The loan initially matures on December 5, 2017, with two one -year extension options.

(6)	In July 2015, we repaid the mortgage associated with our Ocean City, Maryland outlet center, which was assumed as part of the acquisition of the property in 2011.

(7)	In April 2015, the joint venture closed on a mortgage loan with the ability to borrow up to $60.0 million. The loan initially matures on April 29, 2018, with one two-year extension option.

(8)	In November 2014, the joint venture closed on a mortgage loan of $90.0 million. The loan initially matures on November 24, 2018, with one one -year extension option.

(9)
In July 2013, the joint venture closed on a mortgage loan with the ability to borrow up to $70.0 million with a maturity date of July 1, 2017 and the option to extend the maturity for one additional year. As of June 30, 2015, the balance on the loan was $65.0 million. The additional $5.0 million is available for future expansion.

(10)
In November 2014, the joint venture amended the initial construction loan to increase the amount available to borrow from $62.0 million to $87.0 million and extended the maturity date until November 13, 2019. As of June 30, 2015, the balance on the loan was $83.7 million. The additional $3.3 million is available for future expansion.

(11)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan co-owners in November 2012. The mortgages have a principal balance of $13.7 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(12)
In May 2014, the joint venture closed on a construction loan with the ability to borrow up to $97.7 million, of which $4.7 million will be available for future expansion. The construction loan has a maturity date of May 21, 2017, with two options to extend the maturity date each for one additional year. As of June 30, 2015, the balance on the loan was $70.1 million.

(13)
In May 2014, the joint venture amended and restated the initial construction loan to increase the amount available to borrow from $48.3 million to $62.0 million. The amended and restated loan had a maturity date of June 27, 2015. On April 1, 2015, the joint venture exercised the option to extend the maturity date of the loan to June 27, 2017. As of June 30, 2015, the balance on the loan was $62.0 million.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2015
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2015	$1,556	$821	$2,377
2016	30,283	275	30,558
2017 (1)	248,900	103,819	352,719
2018	153,183	45,308	198,491
2019	253,369	42,176	295,545
2020	303,566	4,819	308,385
2021	5,793	—	5,793
2022	4,436	—	4,436
2023	254,768	—	254,768
2024	255,140	—	255,140
2025 & thereafter	7,206	—	7,206
	$1,518,200	$197,218	$1,715,418
Net Discount on Debt	(3,710)	380	(3,330)
	$1,514,490	$197,598	$1,712,088
Senior Unsecured Notes Financial Covenants (2)

As of June 30, 2015
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	50%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	9%	Yes
Total Unencumbered Assets to Unsecured Debt	>150%	172%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.68	Yes

(1)	Includes balances of $176.3 million outstanding under the company's unsecured lines of credit.

(2)
For a complete listing of all debt covenants related to the company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangerir@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2015